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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


           Pursuant to 18 U.S.C. Section 1350, the undersigned chief executive officer and chief financial officer hereby certify that the Company's Annual Report on Form 10-K for the period ended December 31, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                 /s/ R. HERBERT HAMPTON
                                 ----------------------------------------------
                                 R. Herbert Hampton, President, Chief Executive Officer, and Treasurer
                                 (Chief Executive Officer and Chief Financial
                                 Officer)


Dated:  March 28, 2003